SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2007

Commission File Number: 00-27689

Aviation Upgrade Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	33-0881303
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

1001 Christy Way, Fallbrook, CA 92028, USA
(Address of principal executive offices) (Zip Code)

(949) 499-6665
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

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Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 5, 2007, the management of Aviation Upgrade Technologies, Inc. (the "Registrant") concluded that the financial statements contained in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 and Quarterly Reports on Form 10-QSB for the three months ended March 31, 2007 should no longer be relied upon due to the combined effect of financial statement errors attributable to (i) the inadvertent inclusion of a non-current asset in the amount shown for negative working capital for the year ended December 31, 2006,  (ii) changes to reflect one error in accounts receivable that resulted in further changes to line items for revenues, costs of sales and operating expense due to inadvertent double accounting (resulting from duplicate data entries of one amount for an invoice for the Registrant’s goods entered once when billed and a second time when received from the manufacturer); and (iii) changes to accounting for royalty expenses for amounts due but waived by Torbjörn Lundqvist, the Registrant’s majority shareholder, officer and director.

The errors were identified by management during consultations on August 4 and August 5, 2007 with the Registrant’s independent accountant while responding to Securities and Exchange Commission comment letters with regard to the Registrant’s annual report on Form 10-KSB for the year ended December 31, 2006 and quarterly report on Form 10-QSB for the three months ended March 31, 2007.

Management is assessing the effect of the restatement on the Registrant's internal control over financial reporting. Management will not reach a final conclusion on the restatement's effect on internal control over financial reporting and disclosure controls and procedures until completion of the restatement process.

The Registrant intends to file as soon as practicable restated financial statements for fiscal 2006 in its Annual Report on Form 10-KSB for the year ended December 31, 2006. As a result, the Registrant intends to also restate its financial statements for the quarter ended March 31, 2007 and amend its quarterly report on Form 10-QSB.  Due to the information regarding prior years that the Registrant intends to include in its 2006 amended Form 10-KSB, the Registrant does not intend to file amendments to its 2005 Form 10-KSB or to any of its previously filed Form 10-QSB’s.

The Registrant does not have a separate audit committee due to the small size its board of directors and limited resources, however, the Registrant’s management has discussed the matters disclosed in this Form 8-K pursuant to this Item 4.02(a) with the Registrant’s independent registered public accounting firm, Stan Lee, J.H. Lee, CPA.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aviation Upgrade Technologies, Inc.

Date: August 8, 2007	By:	/s/ Torbjörn B. Lundqvist
Torbjörn B. Lundqvist
Chairman and Chief Executive Officer

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